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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): October 26 , 1998

                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1998,
                providing  for  the  issuance  of  the  CWMBS,   INC.,
                Mortgage Pass-Through Certificates, Series 1998-19).



                                   CWMBS, INC.
                ----------------------------------------------------------
                (Exact name of registrant as specified in its charter)



         Delaware                         333-53861           95-4449516
--------------------------------        ---------------     ---------------
(State of Other Jurisdiction             (Commission        (I.R.S. Employer
    of Incorporation)                    File Number)       Identification No.)


                   4500 Park Granada
                  Calabasas, California                          91302
           -----------------------------------                   -----------
                 (Address of Principal                           (Zip Code)
                  Executive Offices)



     Registrant's telephone number, including area code (818) 225-3240
                                                         ---  --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-19, PaineWebber Incorporated ("PaineWebber"), as one of the Underwriters of the Certificates, has prepared certain materials (the "PaineWebber Computational Materials") for distribution to its potential investors. Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "Morgan Stanley Computational Materials") for distribution to its potential investors. Although the Company provided PaineWebber and Morgan Stanley with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the PaineWebber Computational Materials or the Morgan Stanley Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The PaineWebber Computational Materials, listed as Exhibit 99.1 hereto and the Morgan Stanley Computational Materials, listed as Exhibit 99.2 hereto are filed on Form SE dated October 27, 1998.














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*    Capitalized  terms used and not otherwise  defined  herein shall have the meanings assigned to them in the prospectus dated August 14, 1998 and the prospectus supplement dated October 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-19.





Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. PaineWebber Computational Materials filed on Form SE dated October 27, 1998.

         99.2. Morgan Stanley Computational Materials filed on Form SE dated October 27, 1998.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWMBS, INC.



                                     By: / s / Celia Coulter
                                         --------------------
                                         Celia Coulter
                                         Vice President



Dated:  October 27, 1998





                                  Exhibit Index
                                  -------------


Exhibit                                                               Page
-------                                                               ----

99.1.    PaineWebber  Computational  Materials  filed  on Form  SE     4
         dated October 27, 1998.

99.2.    Morgan Stanley  Computational  Materials  filed on Form SE    26
         dated October 27, 1998.






                                  EXHIBIT 99.1
                                  ------------





                                  EXHIBIT 99.2
                                  ------------








[insert computational materials here]